SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): August 12, 2004
                                                         --------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


          8910 N. Dale Mabry Hwy., Ste. 37, Tampa, FL           33614
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
                                                          --------------

ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE
------     -----------------------------------------


     On August 12, 2004, the Registrant issued a press release announcing it had accepted the resignation of Victoria Carlton as a Board of Director member and as Corporate Secretary and Treasurer. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 6     RESIGNATION OF REGISTRANTS DIRECTORS
------     -------------------------------------

On July 14, 2004, the Registrant's Board of Directors was presented and accepted the resignation of one officer and director:
Victoria Carlton. Ms. Carlton's resignation letter is incorporated herein by reference and filed as Exhibit 17.1.



ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS
------     ---------------------------------

(c)          Exhibit.

17.1        Victoria Carlton's resignation letter dated July 14, 2004.

99.1        The Registrant's Press Release dated August 5, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: August 12, 2004                      /s/ Eric R. Boyer
                                         --------------------------------------
                                         Eric R. Boyer
                                         President and Chief Executive Officer



                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                  Sequential
Number          Description                              Page Number
------          -----------                              -----------

17.1           Victoria Carlton's resignation                 4
               letter dated July 14, 2004.

99.1           The Registrant's Press Release                 5
               dated August 12, 2004